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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31, 2003

                               GA FINANCIAL, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

 Delaware                         1-14154                 25-1780835
---------                         -------                 ----------
(State or other)              (Commission File           (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)



4750 Clairton Boulevard, Pittsburgh, Pennsylvania      15236
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (412) 882-9946
                                                     --------------





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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1    Press Release Dated October 31, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On October 31, 2003, GA Financial, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. The press release announcing the financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GA FINANCIAL, INC.


Date: November 3, 2003              By: /s/ James V. Dionise
                                        ---------------------------------------
                                        James V. Dionise
                                        Chief Financial Officer and
                                        Corporate Secretary